                                                                 Exhibit 10.17

                  Shanghai Songjiang Export Processing Zone
                  Administrative Committee (Official Reply)

                        Song Chu Pi Zi (2000) No. 28
                                                          Issued by Qian Zhichun
________________________________________________________________________________

 Official Reply to the Feasibility Study Report and Articles of Association of
       Foreign Solely-funded Hao wei Electronics (Shanghai) Co., Ltd.


Shanghai Songjiang Foreign Investment Service Co., Ltd.:

Shang Song Wai Fu Zi (2000) No. 229 Request for Instructions on the Submission of the Feasibility Study Report and Articles of Association of Foreign Solely-funded Hao Wei Electronics (Shanghai) Co., Ltd. and the attached documents from your company has been received, and after careful study, the official reply is given as follows:

1. Agree to the feasibility study report and articles of association put forward by OmniView Technology International Ltd. in the Cayman Islands with regard to the establishment of solely-funded Hao Wei Electronics (Shanghai) Co., Ltd.

2. The total investment of the project is USD 29.90 million, and the registered capital is USD 12.00 million, which is contributed in U.S. dollars through the bank. The investor shall pay 15% of the registered capital within 3 months since the date of issuance of the industrial and commercial business license, and pay off the remaining sum within 3 years since the date of issuance of the business license. The balance between the total investment and the registered capital shall be raised by the investor itself from the relevant bank outside China.

3. Business Scope and Production Scale: Produce CMOS image sensor and its spare parts & components, and distribute the products manufactured by the company itself. The annual output of the above products reaches 60 million pieces, with the yearly sales value of USD 720 million, and 100% of the products are sold abroad. The foreign currency will be balanced by the company itself.

4. The term of operation is 50 years.

5. Registered address: Shanghai Songjiang Export Processing Zone Land Block No. III-11, which covers an area of 41,564 m2 for the purpose of constructing plant buildings and office buildings with the construction area of 14,000m/2/.

After receiving the approval document, please come to Shanghai Songjiang Export Processing Zone Administrative Committee to apply for receiving the Certificate of Approval, and carry out the registration formalities with the Administrative Bureau of Industry and Commerce within 1 month.

Shanghai Songjiang Export Processing Zone Administrative Committee December 19, 2000

Key words: Foreign Investment Project Feasibility Study Report and Articles of Association Official Reply
________________________________________________________________________________

CC: Shanghai Foreign Investment Committee, Shanghai Customs, Shanghai Planning Committee, Shanghai Economic and Trade Committee, Shanghai Foreign Exchange Administrative Sub-bureau, Shanghai Agricultural Committee, Shanghai Administrative Bureau of Industry and Commerce, Songjiang District People's Government, Songjiang District Planning Committee, Foreign Economic and Trade Committee, Economic and Trade Committee, Administrative Bureau of Industry and Commerce, Songjiang Customs, Real Estate Administrative Bureau, Labor Bureau, Environmental Protection Bureau, Construction Committee, Planning Bureau, Taxation Bureau ( Foreign Taxation Office ), Financial Bureau, Public Security Bureau ( Fire control & Supervision Department ), Power Supply Bureau, Sanitation Supervision Institute, the related banks

________________________________________________________________________________
Shanghai Songjiang Export Processing Zone Administrative Committee Office Printed and Issued on December 19, 2000



   List of the Board Directors of Hao Wei Electronics (Shanghai) Co., Ltd.


Chairman         Xiaoying Hong        OmniView Technology International Ltd.

Director         Raymond Wu           OmniView Technology International Ltd.

Director         Xiaodi Xu            OmniView Technology International Ltd.


Shanghai Songjiang Export Processing Zone Administrative Committee

December 19, 2000

                           CERTIFICATE OF APPROVAL
                FOR ESTABLISHMENT OF ENTERPRISES WITH FOREIGN
                         INVESTMENT IN THE PEOPLE'S
                              REPUBLIC OF CHINA



Approval No.                    Foreign Economic & Trade Hu Chu Du Zi Zi [2000]
                                No. 2030
Code No. of Import              3100607426059
and Export Enterprise
Date of Approval                December 19, 2000
Date of Issuance                December 22, 2000
of Certificate


----------------------------------------------------------------------------------------------
  Name of Enterprise  |  Chinese  |  [_][_][_][_][_][_][_][_][_][_][_][_]
                      |-----------------------------------------------------------------------
                      |  English  |  Hao Wei Electronics(Shanghai) Co. Ltd.
----------------------------------------------------------------------------------------------
      Address of Enterprise       |  Shanghai Songjiang Export Processing Zone Songkai
                                  |  Land Block No. III-11
----------------------------------------------------------------------------------------------
       Type of Enterprise         |  Foreign-invested Enterprise  |   Term of   |  50 Years
                                  |                               |  Operation  |
----------------------------------------------------------------------------------------------
        Total Investment          |  Twenty-nine Million Nine Hundred Thousand US Dollars
----------------------------------------------------------------------------------------------
       Registered Capital         |  Twelve Million US Dollars
----------------------------------------------------------------------------------------------
        Name of Investor          |    Place for Registration     |    Investment Volume
    (in Chinese and English)      |                               |
----------------------------------------------------------------------------------------------
                                  |                               |
                                  |                               |
                                  |                               |
                                  |                               |
                                  |                               |
OmniView [_][_][_][_][_][_][_][_] |        Cayman Islands         |       USD 12 million
 OmniView Technology              |                               |
  International Ltd.              |                               |
                                  |                               |
                                  |                               |
                                  |                               |
                                  |                               |
----------------------------------------------------------------------------------------------
                                  |
                                  |
                                  |  Produce CMOS image sensor and spare parts &
Scope of Business                 |  components, and distribute the products manufactured by
                                  |  the company itself.
                                  |
                                  |
----------------------------------------------------------------------------------------------